SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           The New York Times Company
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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
                                                              The New York Times
                                                                         Company

                                                                  Notice of 2001
                                                              Annual Meeting and
                                                                 Proxy Statement

                               [GRAPHIC OMITTED]

[LOGO OF The New York Times Company]

        229 West 43rd Street
          New York, NY 10036

            tel 212-556-1234

                Invitation to 2001 Annual Meeting of Stockholders
                          DATE: Tuesday, April 17, 2001

                                TIME: 10:00 a.m.

                          PLACE: New Amsterdam Theatre
                    214 West 42nd Street, New York, NY 10036

                                                                   March 6, 2001

Dear Stockholder:

Please join me at our Annual Meeting on April 17, 2001, where we will report on how The New York Times Company performed for you, our stockholders, in 2000 and share with you our plans for the future. You will have an opportunity to ask questions and express your views to senior management of The New York Times Company. Members of the Board of Directors will also be present.

The past year was an exciting one for The New York Times Company. In 2000, we were proud to be ranked No. 1 in the publishing industry on Fortune's list of the World's Most Admired Companies and No. 1 among all companies in the survey for the quality of our products and services. Earlier this year, that position was re-affirmed when Fortune again ranked our company No. 1, this time in its annual survey of America's most admired companies.

What this reflects is the success of our strategic plans. At The New York Times we have continued to change the business dynamics from those of a metropolitan area newspaper to those of a true national newspaper. In the Internet arena, New York Times Digital has become a model of how a newspaper business can translate itself in the digital realm. In January 2000 we acquired the Worcester Telegram & Gazette, which is already benefiting from its many operating synergies with the nearby Boston Globe. At our Regional Newspaper Group, we sold off seven small newspapers and all nine telephone directories, so that we could focus our portfolio on our larger daily newspapers. In our Broadcast Group we continued to increase our operational efficiency by uniquely applying technology at our Digital Operating Center.

Reflecting our commitment to employees, we were also proud to be honored as one of the 100 best companies for working mothers and as one of the 50 best companies for minorities. Consistent with our commitment to our employees, we will ask you to vote at this year's Annual Meeting on the adoption of a new Employee Stock Purchase Plan, details of which are provided in the enclosed Proxy Statement.

Other items that we will ask you to vote on at the Annual Meeting are the election of the Board of Directors and ratification of the selection of our auditors. You will note that Richard Gelb, who has served as a director since 1974, will be retiring from the Board next month and is not standing for re-election at the Annual Meeting. We thank Mr. Gelb for the quarter-century of leadership he has shown as a member of our Board of Directors and the many contributions he has made to the success of The New York Times Company.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. You can vote your shares using the Internet, a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on April 17th.

Sincerely yours,


/s/ ARTHUR SULZBERGER, JR.

ARTHUR SULZBERGER, JR.
Chairman of the Board

[LOGO OF The New York Times Company]

        229 West 43rd Street
          New York, NY 10036

            tel 212-556-1234

                    Notice of Annual Meeting of Stockholders

                            To be held April 17, 2001

To the Holders of Class A Common Stock and Class B Common Stock of The New York Times Company:

The Annual Meeting of Stockholders of The New York Times Company will be held at 10:00 a.m., local time, on Tuesday, April 17, 2001, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036, for the following purposes:

      1.    To elect a Board of 14 members;

      2. To consider and act upon a proposal to adopt a new Employee Stock Purchase Plan (the "New ESPP"); and

      3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP, independent auditors, as auditors for the fiscal year ending December 30, 2001; and

      4. To transact such other business as may properly come before the meeting.

Holders of the Class A and Class B common stock as of the close of business on February 16, 2001, are entitled to notice of and to attend this meeting as set forth in the Proxy Statement. Class A stockholders are entitled to vote for the election of five of the 14 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to adopt the New ESPP and the proposal to ratify the selection of Deloitte & Touche LLP as auditors for the 2001 fiscal year. Class B stockholders are entitled to vote for the election of nine of the 14 directors and on all other matters presented to the meeting.

New York, NY
March 6, 2001

By Order of the Board of Directors


/s/ SOLOMON B. WATSON IV

SOLOMON B. WATSON IV
Senior Vice President, General Counsel and Secretary

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WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY
AS POSSIBLE BY TELEPHONE, ON THE INTERNET OR BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD. THIS IS IMPORTANT FOR THE PURPOSE OF INSURING A QUORUM AT THE MEETING.
--------------------------------------------------------------------------------

[LOGO]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Voting On Matters Before The Annual Meeting ...............................    1
Voting Methods ............................................................    2
Where To Find More Information On The New York Times Company ..............    3
General Information .......................................................    4
    The 1997 Trust ........................................................    4
    Principal Holders of Common Stock .....................................    5
    Security Ownership of Management and Directors ........................    7
    Section 16(a) Beneficial Ownership Reporting Compliance ...............    8
Proposal Number 1--Election of Directors ..................................    9
    Profiles of Nominees for The Board of Directors .......................    9
        Class A Directors .................................................    9
        Class B Directors .................................................   11
    Interest of Directors in Certain Transactions of the Company ..........   13
    Board of Directors ....................................................   14
    Board Meetings and Attendance .........................................   14
    Board Committees ......................................................   15
    Directors' Compensation ...............................................   16
    Directors' and Officers' Liability Insurance ..........................   16
    Compensation of Executive Officers ....................................   17
    Compensation Committee Report .........................................   21
    Audit Committee Report ................................................   23
Proposal Number 2--Adoption of a New Employee Stock Purchase Plan .........   24
    Purpose of Proposal ...................................................   24
    New Plan Summary ......................................................   24
    Amendments ............................................................   24
    New Benefits ..........................................................   25
    Federal Income Tax Consequences of Participation in the New Plan ......   25
    Recommendation and Vote Required ......................................   25
Proposal Number 3--Selection of Auditors ..................................   26
    Audit Fees ............................................................   26
    Financial Information Systems Design and Implementation Fees ..........   26
    All Other Fees ........................................................   26
    Recommendation and Vote Required ......................................   26
Other Matters .............................................................   26
    Submission of Stockholder Proposals For 2002 ..........................   26
Appendix I.  Employee Stock Purchase Plan .................................  I-1
Appendix II. Audit Committee Charter ...................................... II-1

                           The New York Times Company
                                 Proxy Statement
           Annual Meeting of Stockholders to be Held on April 17, 2001

--------------------------------------------------------------------------------
Voting On Matters Before The Annual Meeting
--------------------------------------------------------------------------------

Q:    What am I voting on?

A: There are three items that stockholders are asked to vote on at the 2001 Annual Meeting:

      o     Proposal 1: Election of the Board of Directors;

      o Proposal 2: Adoption of a new Employee Stock Purchase Plan (the "New ESPP"); and

      o Proposal 3: Ratification of the selection of our auditors, Deloitte & Touche LLP, as auditors for the fiscal year ending December 30, 2001.

Q:    Who is entitled to vote?

A: The New York Times Company has two classes of outstanding voting securities: Class A common stock (10 cents par value) and Class B common stock (10 cents par value). Stockholders of record of Class A or Class B stock as of the close of business on February 16, 2001, may vote at the 2001 Annual Meeting. As of February 16, 2001, there were 161,310,881 shares of Class A stock and 847,158 shares of Class B stock outstanding. Each share of stock is entitled to one vote.

      With respect to the three proposals to be voted on at the Annual Meeting:

      o Proposal 1: Class A stockholders may vote for the election of 5 of the 14 directors. Class B stockholders may vote for the election of 9 of the 14 directors.

      o Proposals 2 and 3: Class A and B stockholders, voting together as a single class, may vote on these proposals.

      Class B stockholders are also entitled to vote on all other matters presented to the meeting.

Q:    How do I cast my vote?

A: If you hold stock as a registered stockholder, you can vote in person at the Annual Meeting or you can vote by mail, telephone or on the Internet. See "Voting Methods", at page 2, for more details. For your convenience, telephone and Internet voting is available 24 hours a day.

      If your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing how to vote your stock. The availability of telephone or Internet voting will depend upon the bank or broker's voting processes.

      Whichever method you use, each valid proxy received in time will be voted at the Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on April 16, 2001.

      If you submit a proxy card without giving instructions, your shares will be voted as recommended by the Board of Directors.

Q:    How does the Board of Directors recommend voting?

A:    The Board of Directors recommends voting:

      o     FOR each nominee to the Board of Directors;

      o     FOR adoption of the New ESPP; and

      o     FOR ratification of Deloitte & Touche LLP as auditors.

Q:    How will my stock be voted on other business brought up at the Annual
      Meeting?

A: By submitting your proxy card, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. The New York Times Company does not know of any other business to be considered at the Annual Meeting.

Q:    Can I change my vote or revoke my proxy?

A: Yes. You can change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by telephone, mail or the Internet or by voting by ballot at the meeting.

Q:    Will abstentions or broker non-votes affect the voting results?

A: Abstentions will have the same effect as negative votes on Proposal 3 but no effect on Proposals 1 and 2.

      If a broker, which is the record holder of shares, indicates on a proxy form that it does not have discretionary authority to vote these shares on a Proposal, or if shares are voted in other circumstances in which proxy authority is defective or has been withheld on such Proposal, these non-voted shares will be counted for quorum purposes but will have the same effect as a negative vote on Proposal 3 and no effect on Proposals 1 and 2.

Q: What is the date of distribution of this Proxy Statement and the proxies solicited hereby?

A: We are sending this Proxy Statement and the proxies to our stockholders beginning on or about March 6, 2001.

Q:    What are the costs of this proxy solicitation?

A: The Board of Directors of The New York Times Company is soliciting your proxy for use at the Annual Meeting, and at any adjournment thereof. The Company will bear the cost of this proxy solicitation, including the reimbursement to banks and brokers for reasonable expenses of sending out proxy materials to the beneficial owners of our common stock. We have engaged Georgeson & Company Inc. to assist in soliciting proxies from brokers, banks, institutions and other fiduciaries by mail, telephone, and fax for a fee of $7,500 plus out-of-pocket expenses. In addition, officers of The New York Times Company may solicit proxies in person or by mail, telephone, e-mail or fax.

2


--------------------------------------------------------------------------------
Voting Methods
--------------------------------------------------------------------------------

We have been advised by our legal counsel that the procedures that have been put in place are consistent with the requirements of applicable state law. Please remember that if your stock is held through a broker or bank, you will receive voting instructions from your bank or broker describing the available processes for voting your stock.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Voting in Person at the Annual Meeting

                     Attend the Annual Meeting to be held at 10:00 a.m. on Tuesday, April 17, 2001, at the New Amsterdam Theatre, 214 West 42nd Street, New York, NY 10036.

                     Please note that even if you hold your stock in street name, you can still vote in person at the Annual Meeting if you obtain a legal proxy from your broker. Please contact your broker for information.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Internet Voting (Available 24 hours a day)

                     Go to the Web site address:
                         http://www.eproxyvote.com/nyt for Class A stockholders http://www.eproxyvote.com/nyt1 for Class B stockholders

                     Enter your Control Number. You will find it on your proxy card, to the right of your name and address on the lower right of your card.

                     Mark your selections.

                     Click on "Submit your vote."

                     Review your recorded selections.

                     Click on "Proceed" to confirm your vote.

                     If you currently receive the Company's Proxy Statement, Annual Report and proxy card by mail and would prefer to receive these documents via the Internet, you may consent to future Internet receipt of these documents when voting your shares on the Internet.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Telephone Voting (Available 24 hours a day)

                     Call 1-877-PRX-VOTE (1-877-779-8683)

                     Enter your Control Number. You will find it on your proxy card, to the right of your name and address on the lower right of your card.

                     Follow the voice prompts.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Proxy Card Voting by Mail

                     Mark your selections.

                     Date and sign your name as it appears on the proxy card.

                     Mail the completed proxy in the return envelope provided.

                     Note: If you voted by telephone or the Internet, do not
                           return your proxy card by mail.

--------------------------------------------------------------------------------
Where To Find More Information On The New York Times Company
--------------------------------------------------------------------------------

Documents Incorporated by Reference

o The Securities Exchange Commission (the "SEC") allows us to "incorporate by reference" information into this Proxy Statement. This means we can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except where superseded by information in this Proxy Statement.

o This Proxy Statement incorporates by reference the Annual Report of the Company on Form 10-K for the year ended December 31, 2000, that we have previously filed with the SEC and that includes audited financial statements. A copy of the Form 10-K is included in the Annual Report that accompanies this Proxy Statement. We are also incorporating by reference any additional documents that we may file with the SEC between the date of this Proxy Statement (March 6, 2001) and the date of our Annual Meeting (April 17, 2001.)

How to Obtain Documents Incorporated by Reference

o You can obtain any of the incorporated documents (including an additional copy of our 2000 Annual Report on Form 10-K) by contacting us or the SEC (see next column for information on contacting the SEC). To obtain documents from us, please direct requests in writing or by telephone to:

      The New York Times Company
      229 West 43rd Street
      New York, NY 10036
      Phone: (212) 556-1234
      Attention: Corporate Secretary

o We will send you the documents incorporated by reference without charge, excluding exhibits, unless we have specifically incorporated the exhibit by reference in this Proxy Statement.

o If you would like to request documents from us, including any documents we may subsequently file with the SEC prior to the Annual Meeting, please do so by April 9, 2001, so that you will receive them before the Annual Meeting.

Additional Information

There are a number of other sources for additional information on The New York Times Company:

o The Securities Exchange Commission. We file reports, proxy statements and other information with the SEC, much of which can be accessed through the SEC's Internet site (http://www.sec.gov) or can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call 1-800-732-0330 for further information on the Public Reference Room.

o The New York Stock Exchange. As the Class A stock of The New York Times Company is listed on the New York Stock Exchange, reports and other information on the Company can be reviewed at the office of the New York Stock Exchange at 20 Broad Street, New York, NY 10005.

o The New York Times Company Web site. Our Web site at http://www.nytco.com provides ongoing information about the Company and its performance. Please note that information contained on our Web site does not constitute part of this Proxy Statement.

--------------------------------------------------------------------------------

      IMPORTANT NOTE:

      You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the Proposals at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 6, 2001. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------

The 1997 Trust

Since the purchase of The New York Times by Adolph S. Ochs in 1896, control of The New York Times newspaper and related properties has rested with his family. Family members have taken an active role in the stewardship and management of The New York Times Company. The title of Publisher of The New York Times has been handed down from Adolph Ochs to various family members, including the current Publisher, Arthur Sulzberger, Jr., who also serves as the current Chairman of the Board.

In February 1990, on the death of Adolph Ochs's daughter, Iphigene Ochs Sulzberger ("Mrs. Sulzberger"), control passed to her four children through the automatic termination of a trust established by her father. That trust held 83.7 percent of the Class B stock of the Company, which is not publicly traded and the holders of which have the right to elect approximately 70% of the Board of Directors. Mrs. Sulzberger's four children are: Marian S. Heiskell, Ruth S. Holmberg, Dr. Judith P. Sulzberger and Arthur Ochs Sulzberger (the "grantors") (see "Principal Holders of Common Stock").

In 1997, the grantors executed an indenture (the "Trust Indenture") creating a trust (the "1997 Trust") for the benefit of each of the grantors and his or her family. The grantors transferred to the 1997 Trust all shares of Class B stock previously held by the trust established by Adolph Ochs, together with a number of shares of the Class A stock. The 1997 Trust currently holds 738,810 shares of Class B stock and 1,400,000 shares of Class A stock. The primary objective of the 1997 Trust is to maintain the editorial independence and the integrity of The New York Times and to continue it as an independent newspaper, entirely fearless, free of ulterior influence and unselfishly devoted to the public welfare ("the primary objective of the 1997 Trust").

The initial trustees of the 1997 Trust are the four grantors and Lynn G. Dolnick, daughter of Mrs. Holmberg. Those trustees, acting pursuant to authority granted in the Trust Indenture, have amended such Indenture to increase the number of trustees to eight. The new trustees, whose appointment will become effective upon approval by the Federal Communications Commission, will be Jacqueline H. Dryfoos, Michael Golden and Arthur Sulzberger, Jr. (the "appointed trustees").

The 1997 Trust will continue in existence until the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on December 14, 2000. The Trust Indenture is subject to the terms and provisions of a 1986 shareholders agreement (the "Shareholders Agreement") among the grantors, their children and the Company, which restricts the transfer of Class B stock held by the 1997 Trust by requiring, prior to any sale or transfer, the offering of those shares among the other family stockholders (including the 1997 Trust) and then to the Company at the Class A stock market price then prevailing (or if the Company is the purchaser, at the option of the selling stockholder, in exchange for Class A stock on a share-for-share basis). The Shareholders Agreement provides for the conversion of such shares into Class A stock if the purchase rights are not exercised by the family stockholders (including the 1997 Trust) or the Company and such shares of Class A stock are to be transferred to a person or persons other than family stockholders or the Company. There are certain exceptions for gifts and other transfers within the family of Adolph S. Ochs provided that the recipients become parties to the Shareholders Agreement.

In addition, the Shareholders Agreement provides that if the Company is a party to a merger (other than a merger solely to change the Company's jurisdiction of incorporation), consolidation or plan of liquidation in which the Class B stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing stockholder will convert his or her shares of Class B stock into Class A stock prior to the effective date of such transaction so that a holder of such shares will receive the same cash, stock or other consideration that a holder of Class A stock would receive in such a transaction. Except for the foregoing, each signing stockholder has agreed not to convert any shares of Class B stock received from a trust created under the will of Adolph S. Ochs into Class A stock. The Shareholders Agreement will terminate upon the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on August 5, 1986.

The trustees of the 1997 Trust, subject to the limited exceptions described below, are directed to retain the Class B stock held in the 1997 Trust and not to sell, distribute or convert such shares into Class A stock and to vote such Class B stock against any merger, sale of assets or other transaction pursuant to which control of The New York Times passes from the trustees, unless they unanimously determine that the primary objective of the 1997 Trust can be achieved better by the sale, distribution or conversion of such stock or by the implementation of such transaction. If upon such determination any Class B stock is distributed to the beneficiaries of the 1997 Trust, it must be distributed only to descendants of Mrs. Sulzberger, subject to the provisions of the Shareholders Agreement (if it is still in effect). Similarly, any sale by the 1997 Trust of Class B stock upon such determination can be made only in compliance with the Shareholders Agreement.

The trustees of the 1997 Trust are granted various powers and rights, including among others: (i) to vote all of the shares of Class A and Class B stock held by the 1997 Trust; and (ii) to amend certain provisions of the Trust Indenture, but not the provisions relating to retaining the Class B stock or the manner in which such shares may be distributed, sold or converted. After the amendment to the Trust Indenture becomes effective, the trustees will act by the affirmative vote of six of the eight trustees. Furthermore, none of the grantors may be removed as trustee of the 1997 Trust unless all of the remaining trustees determine that such individual is physically or mentally incapable of performing adequately as a trustee. A trustee who is not one of the grantors may be removed by the agreement of six of the remaining seven trustees. When a vacancy in the position of trustee occurs by reason of the death, resignation or incapacity of one of the grantors or Dr. Dolnick, or of a successor of one of such individuals, a new trustee shall be elected by the beneficiaries of the 1997 Trust; provided, however, if the grantor trustee being replaced is a member of the Company's Board of Directors (i.e., Arthur Ochs Sulzberger), the new trustee shall be appointed by the remaining trustees. When a vacancy in the position of trustee occurs by reason of the death, resignation or incapacity of one of the appointed trustees, or of a successor of one of such individuals, a new trustee shall be appointed by the remaining trustees.

Upon the termination of the 1997 Trust at the end of the stated term thereof, the shares of Class A and Class B stock held by such trust will be distributed to the descendants of Mrs. Sulzberger then living.

--------------------------------------------------------------------------------
Principal Holders of Common Stock
--------------------------------------------------------------------------------

The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 16, 2001, more than 5% of the outstanding shares of either Class A or Class B stock:

                                                               Shares (%)
                                              --------------------------------------------
Name and Address                                      Class A                Class B
------------------------------------------------------------------------------------------
1997 Trust(1),(2) ......................      2,138,810     (1.3%)     738,810     (87.2%)
229 West 43rd Street
New York, NY 10036

Lynn G. Dolnick(1),(2),(3) .............      2,180,194     (1.3%)     739,928     (87.3%)
229 West 43rd Street
New York, NY 10036

Marian S. Heiskell(1),(2),(4),(5) ......     11,790,042     (7.3%)     741,780     (87.6%)
229 West 43rd Street
New York, NY 10036

Ruth S. Holmberg(1),(2),(4),(6) ........     13,098,683     (8.1%)     741,180     (87.5%)
100 East 10th Street
Chattanooga, TN 37402

Judith P. Sulzberger(1),(2),(4),(7) ....     13,212,788     (8.2%)     741,180     (87.5%)
229 West 43rd Street
New York, NY 10036

Arthur Ochs Sulzberger(1),(2),(4),(8) ..     13,519,416     (8.3%)     742,380     (87.6%)
229 West 43rd Street
New York, NY 10036

W.P. Stewart & Co., Ltd.(9) ............      9,987,244     (6.2%)           0
Trinity Hall
43 Cedar Avenue
Hamilton HM 12 Bermuda

----------
(1) Each of Dr. Dolnick, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger, as trustees of the 1997 Trust (see "The 1997 Trust"), share voting and investment power with respect to the shares owned by the 1997 Trust. Thus, under SEC regulations, each may be deemed a beneficial owner of the shares held by the 1997 Trust. Such shares are therefore included in the amounts listed in this table for each of them. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table. By virtue of their being co-trustees of the 1997 Trust, Dr. Dolnick, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger could be deemed to comprise a "group" within the meaning of SEC regulations. Such group is the beneficial owner in the aggregate of 28,475,175 shares

                                          (Footnotes continue on following page)

6


(Footnotes continued from preceding page)

      of Class A stock, representing approximately 17.5% of the outstanding shares of Class A stock, which shares include 751,208 shares issuable upon the conversion of 751,208 shares of Class B stock and 792,956 shares of Class A stock which could be acquired within 60 days upon the exercise of options granted under the Company's stock option plans.

(2) Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the table of Class A ownership, it has been assumed that each person listed therein as holding Class B stock has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the 1997 Trust and by Dr. Dolnick, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger have been included in the calculation of the total amount of Class A stock owned by each such person as well as in the calculation of the total amount of Class B stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

(3) In addition to the amounts of Class A and Class B stock described in notes 1 and 2, the holdings reported for Dr. Dolnick include (a) 11,876 shares of Class A stock and 1,118 shares of Class B stock held jointly with her husband and (b) 28,390 shares of Class A stock held by two trusts of which Dr. Dolnick is the sole trustee. These trusts were created by Dr. Dolnick's brother, Michael Golden, for the benefit of his daughters. Dr. Dolnick disclaims beneficial ownership of these shares.

(4) The holdings of Class A stock reported for Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger include a total of 5,260,300 shares of Class A stock held in approximately equal amounts by four limited partnerships. Each individual has established one such limited partnership for estate planning purposes. The limited partnerships are managed, and thus, under SEC rules, beneficial ownership of these shares is held, by a limited liability company. Because control of this company is shared equally by its members, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger, the shares held by all four limited partnerships are included in the table as owned by each of them. The holdings of Class A stock reported for Mrs. Heiskell, Mrs. Holmberg, Mr. Sulzberger and Dr. Sulzberger also include 329,936 shares of Class A stock held by The Sulzberger Foundation, Inc., a private foundation of which they are officers and directors. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table for these individuals.

(5) In addition to the amounts of Class A and Class B stock described in notes 1, 2 and 4, the holdings reported for Mrs. Heiskell include 4,050,026 shares of Class A stock and 2,970 shares of Class B stock held directly, and 8,000 shares of Class A stock which could be acquired within 60 days pursuant to options granted under the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan").

(6) In addition to the amounts of Class A and Class B stock described in notes 1, 2 and 4, the holdings reported for Mrs. Holmberg include 5,345,187 shares of Class A stock and 2,370 shares of Class B stock held directly, 12,000 shares of Class A stock which could be acquired within 60 days pursuant to options granted under the Directors' Plan, and 10,080 shares of Class A stock held by three trusts created by Mr. Holmberg for his children. Mrs. Holmberg is a trustee of these trusts.

(7) In addition to the amounts of Class A and Class B stock described in notes 1, 2 and 4, the holdings reported by Dr. Sulzberger include 5,461,372 shares of Class A stock and 2,370 shares of Class B stock held directly, and 20,000 shares of Class A stock which could be acquired within 60 days pursuant to options granted under the Directors' Plan.

(8) In addition to the amounts of Class A and Class B stock described in notes 1, 2 and 4, the holdings reported for Mr. Sulzberger include 5,033,844 shares of Class A stock and 3,570 shares of Class B stock held directly, and 752,956 shares of Class A stock which could be acquired within 60 days pursuant to options granted under the Company's 1991 Executive Stock Incentive Plan (the "NYT Stock Plan") and the Directors' Plan. The holdings of Class A stock reported for Mr. Sulzberger exclude 3,594 shares of Class A stock owned by his wife as her separate property.

(9)   According to information contained in its filing with the SEC pursuant to
      Section 13(g) of the Securities Exchange Act of 1934, as amended, as of December 31, 2000, W.P. Stewart & Co., Ltd. beneficially owned 9,987,244 shares of Class A stock through unrelated clients, none of whom has an interest that relates to 5% or more of such stock. According to such filing, W.P. Stewart & Co., Ltd. has sole voting power and sole dispositive power over all such shares, although it does not have an economic interest in the shares held by its clients. The filing also states that, to the best knowledge of W.P. Stewart & Co., Ltd., such shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Company.

--------------------------------------------------------------------------------
Security Ownership of Management and Directors
--------------------------------------------------------------------------------

The following table shows the beneficial ownership, reported to the Company as of February 16, 2001 of Class A and Class B stock, including shares as to which a right to acquire ownership exists (by the exercise of stock options or the conversion of Class B stock into Class A stock) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, of each director, each nominee for election as director, the chief executive officer and the four other most highly compensated executive officers of the Company during 2000 and all directors, nominees and executive officers of the Company, as a group. A portion of the shares reported below are held by the 1997 Trust, whose trustees share voting and, in some cases, investment power with respect thereto. See "The 1997 Trust."

                                                                                    Shares (%)
                                                                 ----------------------------------------------
                                                                          Class A                 Class B
                                                                 ----------------------------------------------
John F. Akers(1) ...........................................         35,542                       0
Director

Brenda C. Barnes(1) ........................................         17,450                       0
Director

Raul E. Cesan(1) ...........................................         33,000                       0
Director

Jacqueline H. Dryfoos (1),(2),(3) ..........................        561,125                     600
Director

Richard L. Gelb(1) .........................................         43,342                       0
Director

Michael Golden (2),(4),(5) .................................        234,636                   1,120
Vice Chairman, Senior Vice President and Director

Robert A. Lawrence(1) ......................................         57,996                       0
Director

Russell T. Lewis(5) ........................................        248,571                       0
President, Chief Executive Officer and Director

David E. Liddle(1) .........................................          6,600                       0
Director

Ellen R. Marram(1) .........................................         16,000                       0
Director

John M. O'Brien(5) .........................................        116,187                       0
Senior Vice President and Chief Financial Officer

Charles H. Price II(1) .....................................         27,324                       0
Director

Janet L. Robinson(5) .......................................        190,648                       0
Senior Vice President, Newspaper Operations, and
President and General Manager of The New York Times

Henry B. Schacht(1) ........................................         18,000                       0
Director

Donald M. Stewart(1) .......................................         23,710                       0
Director

Arthur Ochs Sulzberger(2),(6) ..............................     13,519,416      (8.3%)     742,380     (87.6%)
Chairman Emeritus and Director

Arthur Sulzberger, Jr.(2),(5),(7) ..........................        413,398                     960
Chairman of the Board and Publisher of The New York Times

All Directors and Executive Officers(2)
(26 individuals) ...........................................     15,924,296      (9.7%)     745,060     (87.9%)

Note: Each individual Director and Executive Officer has beneficial ownership of less than 1%, other than in those instances noted.

                                            (Footnotes appear on following page)

8


(Footnotes for preceding page)

(1) The amounts reported include shares of Class A stock which could be acquired within 60 days pursuant to the exercise of stock options under the Directors' Plan, as follows: Mr. Akers: 26,000 shares; Ms. Barnes:
      12,000 shares; Mr. Cesan: 8,000 shares; Ms. Dryfoos: 4,000 shares; Mr.
      Gelb: 24,000 shares; Mr. Lawrence: 22,000 shares; Dr. Liddle: 4,000 shares; Ms. Marram: 12,000 shares; Ambassador Price: 24,000 shares; Mr.
      Schacht: 8,000 shares; Dr. Stewart: 16,000 shares.

(2) Class B stock is convertible into Class A stock on a share-for-share basis. Ownership of Class B stock is therefore deemed to be beneficial ownership of Class A stock under SEC regulations. For purposes of the presentation of ownership of Class A stock in this table, it has been assumed that each director, nominee and executive officer has converted into Class A stock all shares of Class B stock of which that person is deemed the beneficial owner. Thus all shares of Class B stock held by the directors, nominees and executive officers, including shares held by the 1997 Trust, have been included in the calculation of the total amount of Class A stock owned by such persons as well as in the calculation of the total amount of Class B stock owned by such persons. As a result of this presentation, there are duplications in the number of shares and percentages shown in this table.

(3) The amount reported for Ms. Dryfoos includes 502,025 shares of Class A stock held directly; 54,500 shares held by a trust of which Ms. Dryfoos is a trustee; and 600 shares which could be acquired upon conversion of Ms. Dryfoos's 600 shares of Class B stock.

(4) The amount reported for Mr. Golden includes 35,115 shares of Class A stock held directly; 198,401 shares which can be acquired within 60 days pursuant to option exercise (see Footnote #5) and 1,120 shares which could be acquired upon conversion of Mr. Golden's 1,120 shares of Class B stock. The holdings of Class A stock reported for Mr. Golden exclude 700 shares owned by Mr. Golden's wife as her separate property.

(5) The amounts reported include shares of Class A stock which could be acquired within 60 days pursuant to the exercise of stock options under the NYT Stock Plan, as follows: Mr. Golden: 198,401 shares (of which 65,562 options have been transferred to a family limited partnership); Mr.
      Lewis: 225,934 shares (of which 29,673 options have been transferred to his two children); Mr. O'Brien: 114,562 shares; Ms. Robinson: 177,518 shares; Mr. Sulzberger, Jr.: 366,460 shares (of which 110,196 options have been transferred to a family limited partnership). Also, the amounts reported include 20,000 restricted shares of Class A stock granted under the NYT Stock Plan owned by Mr. Lewis and 8,000 restricted shares of Class A stock granted under the NYT Stock Plan owned by Ms. Robinson.

(6) See "Principal Holders of Common Stock" and "The 1997 Trust" for a discussion of this director's holdings.

(7) The amount reported for Mr. Sulzberger, Jr. includes 27,298 shares of Class A stock held directly; 18,680 shares held by trusts of which Mr. Sulzberger, Jr. is a trustee, which were created by Mr. Sulzberger, Jr.'s cousin for the benefit of the latter's children and of which Mr. Sulzberger, Jr. disclaims beneficial ownership; 366,460 shares which can be acquired within 60 days pursuant to option exercise (see Footnote #5); and 960 shares which could be acquired upon conversion of Mr. Sulzberger, Jr.'s 960 shares of Class B stock. The holdings of Class A stock reported for Mr. Sulzberger, Jr. exclude 21,870 shares held by trusts of which Mr. Sulzberger, Jr.'s wife is a co-trustee and the beneficiaries of which are their children.

--------------------------------------------------------------------------------
Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------------------------------

The Company's directors and executive officers and the beneficial holders of more than 10% of the Class A stock are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all such filing requirements were met during 2000.

--------------------------------------------------------------------------------
Proposal Number 1--
Election of Directors
--------------------------------------------------------------------------------

Fourteen Directors will be elected to the Board of The New York Times Company at the 2001 Annual Meeting. Nominees proposed for election as directors are listed below. Directors will hold office until the next Annual Meeting and until their successors are elected and qualified. Each of the nominees is now a member of the Board of Directors and was elected at the 2000 Annual Meeting for which proxies were solicited.

The Certificate of Incorporation of the Company provides that Class A stockholders have the right to elect 30% of the Board of Directors (or the nearest larger whole number). Accordingly, Class A stockholders will elect five of the 14 directors; Class B stockholders will elect nine. Directors are elected by a plurality of the votes cast.

Class A Nominees (5)                                   Class B Nominees (9)
--------------------------------------------------------------------------------
Raul E. Cesan                                          John F. Akers
Robert A. Lawrence                                     Brenda C. Barnes
Charles H. Price II                                    Jacqueline H. Dryfoos
Henry B. Schacht                                       Michael Golden
Donald M. Stewart                                      Russell T. Lewis
                                                       David E. Liddle
                                                       Ellen R. Marram
                                                       Arthur Ochs Sulzberger
                                                       Arthur Sulzberger, Jr.

If any of the nominees become unavailable for election, all uninstructed proxies will be voted for such other person or persons designated by the Board. The Board has no reason to anticipate that this will occur.

Notes on Class B Nominees:

o     Arthur Sulzberger, Jr. is the son of Arthur Ochs Sulzberger.

o Michael Golden, Arthur Sulzberger, Jr. and Jacqueline H. Dryfoos are cousins.

o In accordance with our policy on director retirement, Richard L. Gelb is not standing for re-election to the Board at the 2001 Annual Meeting.

--------------------------------------------------------------------------------
Profiles of Nominees for The Board of Directors
--------------------------------------------------------------------------------

The following information was provided by the nominees:

Class A Directors

[PHOTO]    RAUL E. CESAN

           Age:                           53

           Director Since:                1999

           Principal Occupation:          President and Chief Operating Officer
                                          of Schering-Plough Corporation (from
                                          1998)

           Recent Business Experience:    Executive Vice President of
                                          Schering-Plough Corporation and
                                          President of Schering-Plough
                                          Pharmaceuticals (from 1994 to 1998),
                                          President of Schering Laboratories
                                          (from 1992 to 1994), President of
                                          Schering-Plough International (from
                                          1988 to 1992)

           Other Directorships:           Schering-Plough Corporation

           Committee Memberships:         Audit and Finance

10


--------------------------------------------------------------------------------
[PHOTO]    ROBERT A. LAWRENCE

           Age:                           74

           Director Since:                1993

           Principal Occupation:          Director of various corporations and
                                          not-for-profit entities

           Recent Business Experience:    Partner, Saltonstall & Co. (family
                                          trust and investment office) (from
                                          1984 to 1996)

           Other Directorships:           Fifty Associates (a real estate
                                          investment trust) and State Street
                                          Research Institutional Funds, an
                                          investment company managing four
                                          mutual funds

           Committee Memberships:         Nominating (Chairman), Compensation
                                          and Employee Retirement Income
                                          Security Act ("ERISA")

--------------------------------------------------------------------------------
[PHOTO]    CHARLES H. PRICE II

           Age:                           69

           Director Since:                1989

           Principal Occupation:          Director of various corporations and
                                          not-for-profit entities

           Recent Business Experience:    Chairman, Mercantile Bank of Kansas
                                          City, (from 1992 to 1996) and
                                          Director, Mercantile Bancorp (bank
                                          holding company) (from 1992 to 1996).
                                          United States Ambassador to the United
                                          Kingdom of Great Britain and Northern
                                          Ireland (from 1983 to 1989).

           Other Directorships:           Texaco Inc. and U.S. Industries, Inc.

           Committee Memberships:         Audit and ERISA

--------------------------------------------------------------------------------
[PHOTO]    HENRY B. SCHACHT

           Age:                           66

           Director Since:                1999

           Principal Occupation:          Chairman (from 1996 to 1998 and from
                                          October 2000), Chief Executive Officer
                                          (from 1996 to 1997 and from October
                                          2000), and Senior Advisor (from 1998
                                          to 1999), Lucent Technologies Inc.

           Recent Business Experience:    Managing Director and Senior Advisor,
                                          E.M. Warburg, Pincus & Co., L.L.C.,
                                          from 1999 (currently on unpaid leave).
                                          Chairman, Avaya Inc. (September 2000
                                          to October 2000). Chairman (from 1977
                                          to 1995) and Chief Executive Officer
                                          (from 1973 to 1994), Cummins Engine
                                          Company, Inc.

           Other Directorships:           Avaya Inc., Aluminum Company of
                                          America (Alcoa), Johnson & Johnson,
                                          Knoll, Inc. and Lucent Technologies
                                          Inc.

           Committee Memberships:         Finance and ERISA

--------------------------------------------------------------------------------
[PHOTO]    DONALD M. STEWART

           Age:                           62

           Director Since:                1986

           Principal Occupation:          President and Chief Executive Officer,
                                          The Chicago Community Trust (from
                                          2000)

           Recent Business Experience:    Senior Program Officer and Special
                                          Advisor to the President, Carnegie
                                          Corporation of New York (from 1999 to
                                          2000). President of The College Board
                                          (association of high schools and
                                          colleges, sponsor of Scholastic
                                          Assessment Tests and other academic
                                          activities) (from 1987 to 1999).

           Other Directorships:           Principal Financial Group (Bankers
                                          Life of Iowa Insurance Company) and
                                          Campbell Soup Company

           Committee Memberships:         ERISA (Chairman), Foundation and
                                          Nominating

--------------------------------------------------------------------------------
Class B Directors

[PHOTO]    JOHN F. AKERS

           Age:                           66

           Director Since:                1985

           Principal Occupation:          Director of various corporations

           Recent Business Experience:    Chairman (from 1986 to 1993), Director
                                          (from 1983 to 1993), Chief Executive
                                          Officer (from 1985 to 1993), and
                                          President (from 1983 to 1989),
                                          International Business Machines
                                          Corporation

           Other Directorships:           PepsiCo, Inc., Springs Industries,
                                          Inc., Lehman Brothers Holdings, Inc.,
                                          Hallmark Cards, Inc., and W.R. Grace &
                                          Co.

           Committee Memberships:         Finance (Chairman), Compensation and
                                          Nominating

--------------------------------------------------------------------------------
[PHOTO]    BRENDA C. BARNES

           Age:                           47

           Director Since:                1998

           Principal Occupation:          Director of various corporations

           Recent Business Experience:    Interim President and Chief Operating
                                          Officer, Starwood Hotels & Resorts
                                          (from November 1999 to March 2000).
                                          President and Chief Executive Officer
                                          (from 1996 to 1997) and Chief
                                          Operating Officer (from 1993 to 1996),
                                          Pepsi-Cola North America; President
                                          (1992), Pepsi-Cola South

           Other Directorships:           Sears, Roebuck and Co., Avon Products,
                                          Inc., TyCom Ltd., LucasArts
                                          Entertainment Company L.L.C. and
                                          LucasDigital Ltd.

           Committee Memberships:         Finance and Compensation

12


--------------------------------------------------------------------------------
[PHOTO]    JACQUELINE H. DRYFOOS

           Age:                           57

           Director Since:                2000

           Principal Occupation:          Psychotherapist

           Recent Business Experience:    Private Practice (from 1981) Institute
                                          of Contemporary Psychotherapy (from
                                          1986)

           Committee Memberships:         Foundation (Chairman) and Finance

--------------------------------------------------------------------------------
[PHOTO]    MICHAEL GOLDEN

           Age:                           51

           Director Since:                1997

           Principal Occupation:          Vice Chairman and Senior Vice
                                          President of the Company (from 1997)

           Recent Business Experience:    Vice President, Operations
                                          Development, of the Company (from 1996
                                          to 1997); Executive Vice President,
                                          NYT Sports/Leisure Magazines, and Vice
                                          President and Publisher, Tennis
                                          magazine (from 1995 to 1996) and
                                          Executive Vice President and General
                                          Manager (from 1994 to 1995) and Senior
                                          Vice President and General Manager
                                          (from 1993 to 1994), NYT Women's
                                          Magazines

           Committee Memberships:         Foundation

--------------------------------------------------------------------------------
[PHOTO]    RUSSELL T. LEWIS

           Age:                           53

           Director Since:                1997

           Principal Occupation:          President (from 1996) and Chief
                                          Executive Officer (from 1997) of the
                                          Company

           Recent Business Experience:    Chief Operating Officer of the Company
                                          (from 1996 to 1997), President and
                                          General Manager (from 1993 to 1996),
                                          Deputy General Manager (from 1991 to
                                          1993), Senior Vice President,
                                          Production (from 1988 to 1991) and
                                          Senior Vice President, Circulation
                                          (from 1984 to 1988), The New York
                                          Times

--------------------------------------------------------------------------------
[PHOTO]    DAVID E. LIDDLE

           Age:                           56

           Director Since:                2000

           Principal Occupation:          Partner, U.S. Venture Partners (from
                                          2000)

           Recent Business Experience:    Chairman (1999), President (from 1992
                                          to 1999) and Co-Founder of Interval
                                          Research Corporation. Vice President,
                                          Personal Systems, International
                                          Business Machines Corporation (1991).
                                          President and Chief Executive Officer,
                                          Metaphor Computer Systems (from 1982
                                          to 1991).

           Committee Memberships:         Audit and Compensation

--------------------------------------------------------------------------------
[PHOTO]    ELLEN R. MARRAM

           Age:                           54

           Director Since:                1998

           Principal Occupation:          Managing Director, North Castle
                                          Partners, LLC (from 2000)

           Recent Business Experience:    President and Chief Executive Officer
                                          of efdex, Inc. (the Electronic Food &
                                          Drink Exchange) (from 1999 to 2000).
                                          President (from 1993 to 1998) and
                                          Chief Executive Officer (from 1997 to
                                          1998), Tropicana Beverage Group, and
                                          Executive Vice President, The Seagram
                                          Company Ltd. and Joseph E. Seagram &
                                          Sons Inc. (from 1993 to 1998). Senior
                                          Vice President, Nabisco Foods Group,
                                          and President and Chief Executive
                                          Officer, Nabisco Biscuit Company (from
                                          1988 to 1993).

           Other Directorships:           Ford Motor Company

           Committee Memberships:         Audit (Chairman), Foundation and
                                          Nominating

--------------------------------------------------------------------------------
[PHOTO]    ARTHUR OCHS SULZBERGER

           Age:                           75

           Director Since:                1959

           Principal Occupation:          Chairman Emeritus (from 1997)

           Recent Business Experience:    Chairman and Chief Executive Officer
                                          of the Company (from 1973 to 1997) and
                                          Publisher, The New York Times (from
                                          1963 to 1992)

           Committee Memberships:         Nominating

--------------------------------------------------------------------------------
[PHOTO]    ARTHUR SULZBERGER, JR.

           Age:                           49

           Director Since:                1997

           Principal Occupation:          Chairman of the Company (from 1997)
                                          and Publisher, The New York Times
                                          (from 1992)

           Recent Business Experience:    Deputy Publisher (from 1988 to 1992)
                                          and Assistant Publisher (from 1987 to
                                          1988), The New York Times

           Committee Memberships:         Nominating and Foundation

--------------------------------------------------------------------------------
Interest of Directors in Certain Transactions of the Company
--------------------------------------------------------------------------------

1. In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also directors of the Company. Such transactions are conducted on an arm's length basis and may not come to the attention of our directors or officers of the other corporations or financial institutions involved.

2. During 2000, Arthur Sulzberger, Jr., Arthur Ochs Sulzberger's son, was employed as Chairman of the Company and Publisher of The New York Times; Michael Golden, Ruth S. Holmberg's son, was employed as Vice Chairman and Senior Vice President of the Company; Stephen Golden, Mrs. Holmberg's son, formerly Vice President, Forest Products, Health, Safety and Environmental Affairs, of the Company and President of our Forest Product Group, remained on a leave of absence; Daniel Cohen, Judith P. Sulzberger's son, formerly Senior Vice President, Advertising, in the Advertising Department of The New York Times, was retained as a television programming consultant to the Company; and Susan W. Dryfoos, Marian S. Heiskell's

14


daughter, was employed as Director, Times History Productions (until November 30, 2000, at which time she commenced a leave of absence). For 2000, the Company paid Mr. Stephen Golden an aggregate of $485,052, Mr. Cohen an aggregate of $221,833 (and reimbursed related expenses) and Ms. Dryfoos an aggregate of $195,219. See "Compensation of Executive Officers" for a description of Mr. Sulzberger, Jr.'s and Mr. Michael Golden's compensation.

--------------------------------------------------------------------------------
Board of Directors
--------------------------------------------------------------------------------

The Board of Directors is responsible for overseeing the direction, affairs and management of The New York Times Company. The Board recognizes its fiduciary duty to both Class A and Class B stockholders.

The following highlights some of the Corporate Governance initiatives taken by the Board:

Director Election: All directors stand for election annually. Voting is not cumulative.

Directors as Stockholders: Each of our directors beneficially owns at least $100,000 worth of our Class A stock.

Director Orientation: The New York Times Company provides a comprehensive orientation for all new directors. It includes a corporate overview, one-on-one meetings with senior management and top New York Times editors, a plant visit, and attendance at a New York Times "Page One" meeting. In addition, all directors are provided with written materials on each of the different business units of The New York Times Company.

Nominating Committee: The Nominating Committee was created in 1997 to make recommendations on Board and Committee size and composition and to recommend nominees for election to the Board.

No Interlocking Directorships: The Chairman of the Board, as Publisher of The New York Times newspaper, does not sit on any other company boards. Although other members of senior management without editorial responsibilities are not so precluded, none sit on the boards of directors of any company at which one of our directors is the chief executive officer or chief operating officer.

Succession Planning: Recognizing the critical importance of executive leadership to the success of the Company, the full Board works with senior management to ensure that effective plans are in place for both short-term and long-term executive succession at The New York Times Company.

Audit Committee Charter: The Audit Committee developed its current Charter in view of the new rules recently adopted by the SEC. A copy of the revised Audit Committee Charter is set out in Appendix II to this Proxy Statement. The Charter includes specific provisions that: (i) the Committee will meet at least annually with the senior internal audit executive and the independent auditors in separate executive sessions; and (ii) the Committee will receive periodic reports from the independent auditors and management regarding the auditors' independence and, if appropriate, will recommend that the Board take appropriate action to ensure the independence of the auditors.

--------------------------------------------------------------------------------
Board Meetings and Attendance
--------------------------------------------------------------------------------

Board Meetings in 2000: Seven

Board Committees: Six Standing Committees: Audit, Compensation, ERISA, Finance, Foundation and Nominating. See "Board Committees" for Committee descriptions and membership.

Total Committee Meetings in 2000: 17

Attendance: All directors attended 75% or more of the total Board and Committee meetings.

--------------------------------------------------------------------------------
Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary, giving the recommended nominee's name, biographical data and qualifications, accompanied by the written consent of the recommended nominee.
--------------------------------------------------------------------------------

Board Committees

------------------------------------------------------------------------------------------------------------------------------------
Name of Committee and Members                            Functions of the Committee                                         Meetings
                                                                                                                            in 2000
------------------------------------------------------------------------------------------------------------------------------------
Audit                            o     Selects the Company's independent auditors, subject to ratification by the              3
                                       stockholders, and receives periodic reports from the auditors and
Ellen R. Marram, Chairman              management regarding the auditors' independence. Recommends appropriate
Raul E. Cesan                          action to ensure the auditors' independence.
David E. Liddle
Charles H. Price II              o     Reviews with management and the independent auditors the Company's annual audited financial statements, the adequacy of internal controls and major issues regarding accounting principles and practices, including any changes resulting from amendments to SEC or Financial Accounting Standards
                                       Board ("FASB") rules.

                                 o     Meets at least annually with the Company's senior internal audit executive and the independent auditors in separate executive sessions.

                                 o     Reviews and approves the scope of the audit at the outset and reviews the fees and performance of the independent auditors upon completion.

                                 o     Ensures that each Committee member meets the independence and experience requirements of the New York Stock Exchange.

------------------------------------------------------------------------------------------------------------------------------------
Compensation                     o     Approves remuneration arrangements for all of the Company's executive                   3
                                       officers and senior management, including base salaries, salary increases,
Richard L. Gelb, Chairman              incentive compensation plans and awards. Reviews the reasonableness and
John F. Akers                          appropriateness of all such compensation.
Brenda C. Barnes
Robert A. Lawrence               o     Adopts and oversees the administration of incentive compensation and
David E. Liddle                        executive stock plans and determines awards granted to executives officers and senior management under such plans.

                                 o     Reports to the Board on the basis for the compensation payable to the
                                       Chairman, the CEO and the three other most highly compensated executive officers of the Company.

                                 o     Advises the Board on the reasonableness and appropriateness of executive compensation plans and levels, generally, including whether these effectively serve the interests of the Company and its stockholders by creating appropriate incentives for high levels of individual and Company performance.

------------------------------------------------------------------------------------------------------------------------------------
ERISA                            o     Establishes (and adjusts from time to time) investment policies for the                 2
(Employee Retirement Income            Company's retirement and savings plans.
Security Act)
                                 o     Appoints the ERISA Management Committee, which oversees administration of
Donald M. Stewart, Chairman            the plans and reports to the ERISA Board Committee twice a year.
Robert A. Lawrence
Charles H. Price II              o     Appoints and reviews the performance of the trustees and investment
Henry B. Schacht                       managers of the Company's pension plans and related trusts.
------------------------------------------------------------------------------------------------------------------------------------
Finance                          o     Reviews the Company's financial policies, including, without limitation,                6
                                       dividend policy, stock repurchase, short- and long-term financing,
John F. Akers, Chairman                material acquisitions and dispositions and capital expenditures.
Brenda C. Barnes
Raul E. Cesan
Jacqueline H. Dryfoos
Richard L. Gelb
Henry B. Schacht
------------------------------------------------------------------------------------------------------------------------------------
Foundation                       o     Reviews and provides input on the policies and direction of The New York                0
                                       Times Company Foundation.
Jacqueline H. Dryfoos, Chairman
Michael Golden                   o     The Foundation Committee of the Board is a new Committee established in
Ellen R. Marram                        2000.
Donald M. Stewart
Arthur Sulzberger, Jr.
------------------------------------------------------------------------------------------------------------------------------------
Nominating                       o     Makes recommendations to the Board regarding the composition of the Board               3
                                       and its Committees, including size and qualifications for membership.
Robert A. Lawrence, Chairman
John F. Akers                    o     Recommends candidates for election to the Board at the Annual Meeting.
Richard L. Gelb
Ellen R. Marram                  o     Advises the Board on appropriate compensation for outside directors.
Donald M. Stewart
Arthur Ochs Sulzberger
Arthur Sulzberger, Jr.
------------------------------------------------------------------------------------------------------------------------------------

16


--------------------------------------------------------------------------------
Directors' Compensation
--------------------------------------------------------------------------------

Directors' compensation is paid only to non-employee Directors.

Annual Retainer: $25,000 (paid quarterly)

Meeting Fees: $1,000 per Board or Committee meeting attended

Expenses: Reasonable expenses are reimbursed for attendance at Board and Committee meetings.

Aggregate Directors Compensation: For 2000, the Company paid an aggregate of approximately $474,840 in the form of retainers, meeting fees and expenses of attendance (including amounts deferred at the Directors' request).

Stock Options: Options on 4,000 shares of our Class A stock are granted annually at market value. Options vest on the date of the next succeeding Annual Meeting and have a term of 10 years from date of grant.

Matching Gifts Program: The Company matches 150% of charitable contributions made by Directors to colleges, schools, cultural, journalism or environmental organizations, up to a maximum Company contribution of $4,500 per person per year.

Life Insurance: The Company maintains insurance of $100,000 on the life of each non-employee Director. The income required by the Internal Revenue Service to be imputed in 2000 to non-employee Directors relative to this insurance was $3,908 in aggregate. Life insurance of $25,000 is maintained on the life of each non-employee Director who retired after 1991.

--------------------------------------------------------------------------------
Directors' and Officers' Liability Insurance
--------------------------------------------------------------------------------

Combined insurance, including directors and officer's liability insurance, was purchased effective December 21, 1998, for a period of three years. The aggregate limit for the combined insurance is $200 million for the three-year term. The total cost to the Company is $2,990,000. If the $200 million limit is exhausted in covering claims not involving directors and officers' liability, there is a separate $50 million side limit available for directors and officers' liability. The insurance carriers are Continental Casualty Company, Great Lakes
(UK) PLC, Gulf Insurance Company, Twin Cities Fire Insurance Company, Federal Insurance Company, Liberty Mutual Insurance Company, St. Paul Fire & Marine Insurance Company and Starr Excess Liability Insurance Company Ltd.

--------------------------------------------------------------------------------
Compensation of Executive Officers
--------------------------------------------------------------------------------

The following tables and discussion summarize the compensation for the fiscal year ended December 31, 2000, of our chief executive officer and each of our four other most highly compensated executive officers.

Summary Compensation Table

                                                                                       Long-Term Compensation
                                                                                 ---------------------------------
                                              Annual Compensation                        Awards           Payouts
                                 ---------------------------------------------------------------------------------
             (a)                     (b)       (c)          (d)            (e)          (f)       (g)          (h)               (i)
                                                                          Other  Restricted
                                                                         Annual       Stock     Stock         LTIP         All Other
                                            Salary        Bonus    Compensation      Awards   Options      Payouts      Compensation
Name and Principal Position         Year    ($)(1)          ($)          ($)(2)      ($)(3)       (#)          ($)            ($)(4)
------------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr............   2000   870,000    1,305,000           5,064           0   150,000      600,000             4,800
  Chairman of the Board and         1999   598,000      837,200           5,124           0   150,000            0             3,500
  Publisher of The New York Times   1998   575,000      530,319           2,335           0   150,000            0             3,500

Russell T. Lewis.................   2000   870,000    1,305,000          16,374     805,000   150,000      600,000             4,800
  President and Chief               1999   845,000    1,183,000          16,434           0   150,000            0             4,800
  Executive Officer                 1998   570,000      503,100          11,807           0   150,000            0             4,800

Michael Golden...................   2000   500,000      650,000           5,064           0    80,000      300,000             4,800
  Vice Chairman and Senior          1999   380,000      456,000           5,124           0    80,000            0             4,800
  Vice President                    1998   366,000      255,420             351           0    80,000            0             4,800

John M. O'Brien..................   2000   500,000      800,000          16,374           0    80,000      150,000             4,800
  Senior Vice President and         1999   422,000      506,400          16,434           0    80,000            0             4,800
  Chief Financial Officer           1998   392,700      307,943           8,399           0    80,000            0             4,800

Janet L. Robinson................   2000   500,000      650,000           6,192     322,000    80,000      150,000             4,800
  Senior Vice President,            1999   454,667      454,668           8,838           0    80,000            0             4,800
  Newspaper Operations, and         1998   395,100      233,244               0           0    70,000            0             4,800
  President & General
  Manager, The New York Times

----------
(1)   Salaries are generally set and paid on a calendar year basis.

(2)   Amounts shown in column (e) represent tax payment reimbursements.

(3) The amount set forth for 2000 in column (f) represents the value (on the date granted) of 8,000 shares of restricted stock granted to Ms. Robinson and 20,000 shares of restricted stock granted to Mr. Lewis, 50% of which will vest on the anniversary of the grant date in 2003 and 50% of which will vest on the anniversary of the grant date in 2004. Ms. Robinson and Mr. Lewis are entitled to receive all cash dividends paid in respect thereof during the restricted period.

(4) Amounts shown in column (i) represent amounts contributed by us as 50% matching contributions for the first 6% of earnings contributed by or on behalf of the named individuals to our Supplemental Retirement and Investment Plan.

18


Option Grants In Last Fiscal Year

                                                                                                                    Grant Date
                                                                  Individual Grants(1)                                Value(2)
                             -------------------------------------------------------------------------------------------------------
           (a)                                (b)                 (c)                  (d)                (e)                   (f)
                                                           % of Total
                                                              Options
                                                           Granted to          Exercise or
                                          Options        Employees in           Base Price         Expiration            Grant Date
Name                                  Granted (#)         Fiscal Year               ($/SH)               Date     Present Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr........             150,000                2.56                40.25         12/20/2010             1,882,500

Russell T. Lewis.............             150,000                2.56                40.25         12/20/2010             1,882,500

Michael Golden...............              80,000                1.37                40.25         12/20/2010             1,004,000

John M. O'Brien..............              80,000                1.37                40.25         12/20/2010             1,004,000
Janet L. Robinson............              80,000                1.37                40.25         12/20/2010             1,004,000

----------
(1) The options granted to the named individuals in 2000 become exercisable in installments of 25% of the original grant on each of the first through fourth anniversaries of the grant date. All options are for Class A stock and have an exercise price equal to the market value of the stock on the grant date.

(2) In accordance with the rules of the SEC, "Grant Date Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect an option term of 4.57 years, which represents the weighted average (by number of options) over the past 10 years of the length of time between the grant date of options under the Company's plans and their exercise date for all option exercises by the named executive officers and eight others who were named executive officers during that period. The model also assumes: (a) an interest rate of 5.08% that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term of 4.57 years; (b) volatility of 30.9% calculated using weekly stock prices for the 4.57 years (238 weeks) prior to the grant date; and (c) dividends at the rate of $.46 per share, which was the annualized rate of dividends on a share of Class A stock as of the grant date. Based on this model, the calculated value of the options on the December 20, 2000 grant date was determined to be $12.55 per option.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values(1)

            (a)                            (b)            (c-1)            (c-2)                   (d)                          (e)
                                                                                                                           Value of
                                                                                             Number of                  Unexercised
                                                                                           Unexercised                 In-the-Money
                                                                                            Options at                   Options at
                                        Shares        Aggregate       Annualized            FY-End (#)                   FY-End ($)
                                      Acquired            Value            Value          Exercisable/                 Exercisable/
Name                           On Exercise (#)  Realized ($)(2)  Realized ($)(3)      Unexercisable(4)             Unexercisable(5)
------------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr........           24,288          719,534          119,704       366,460/344,020            4,141,931/427,642

Russell T. Lewis.............                0              N/A              N/A       225,934/367,174            1,305,149/254,825

Michael Golden...............                0              N/A              N/A       198,401/197,257            2,647,262/125,227

John M. O'Brien..............           48,589        1,334,406          349,391       114,562/193,641              659,953/152,216

Janet L. Robinson............           23,719          566,186          125,218       177,518/192,257            1,900,084/152,858

----------
(1)   All options are for Class A stock.

(2) Market value of underlying securities at exercise minus the exercise price.

(3) Aggregate Value Realized upon exercise (column c-1) divided by the number of years executive held applicable option before exercise (column c-2).

(4) Options granted to these executives under our 1991 Executive Stock Incentive Plan become exercisable in four equal installments over a period of four years from the date of grant.

(5) Market value of underlying securities at December 20, 2000 ($40.25) minus the option exercise price.

Long-Term Incentive Plan Awards in Last Fiscal Year

In 1998, the Company began a new long-term performance award program for senior executives. A grant is made each year in December for the three-year cycle commencing in the following January. The actual amount paid at the end of each of the cycles to the executive officers named below will range from the threshold to the maximum amount, or be $0, depending on the total return to holders of Class A stock relative to the total return to holders of stock in the companies that make up the "peer group" described under "Performance Presentation" during such three-year periods.

                                                                                           Price-Based Plans
                                                                               Estimated Future Payouts Under Non-Stock
                                                                    ----------------------------------------------------------------
              (a)                        (b)                     (c)                  (d)                  (e)                  (f)
                                   Number of    Performance or Other
                            Shares, Units or            Period Until
Name                        Other Rights (#)    Maturation or Payout        Threshold ($)           Target ($)          Maximum ($)
------------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr.....                 1     3 years (2001-2003)              100,000              400,000              700,000
Russell T. Lewis..........                 1     3 years (2001-2003)              100,000              400,000              700,000
Michael Golden............                 1     3 years (2001-2003)               50,000              200,000              350,000
John M. O'Brien...........                 1     3 years (2001-2003)               50,000              200,000              350,000
Janet L. Robinson.........                 1     3 years (2001-2003)               50,000              200,000              350,000

Pension Plan Table

The following table shows the annual estimated benefits payable under our defined benefit retirement plans upon retirement to employees in specified covered compensation and years of credited service classifications. The maximum annual benefit payable under the plans which cover the executive officers is 50% of average annual covered compensation for the five highest paid consecutive years out of the most recent 10 years. The maximum annual benefit is payable with 20 years of credited service and is prorated for less than 20 years. The amount of estimated annual benefit is based upon the assumption that the nonqualified supplemental executive retirement plan will continue in force in its present form.

                                         Estimated Annual Pension For
Highest Five-Year Average          Representative Years of Credited Service
                   Annual  -----------------------------------------------------
             Compensation           10                 15                    20
--------------------------------------------------------------------------------
                 $500,000     $125,000           $187,500              $250,000
                  750,000      187,500            281,250               375,000
                1,000,000      250,000            375,000               500,000
                1,250,000      312,500            468,750               625,000
                1,500,000      375,000            562,500               750,000
                1,750,000      437,500            656,250               875,000

The benefits described in the table above are calculated on a straight-life annuity basis and are not subject to any reduction for Social Security or other offset amounts.

For named executive officers, annual covered compensation for 2000 is the sum of
(i) the amount shown for 2000 in column (c) of the Summary Compensation Table,
(ii) the annual bonus earned for 1999 and (iii) any portion of a bonus earned for 2000 which was paid in 2000. Annual covered compensation for 2000 was $1,707,200 for Arthur Sulzberger, Jr., $2,053,000 for Russell T. Lewis, $956,00 for Michael Golden, $1,006,400 for John M. O'Brien and $954,668 for Janet L. Robinson.

The named executive officers had the following full years of credited service as of December 31, 2000: Arthur Sulzberger, Jr.: 22; Russell T. Lewis: 29; Michael
Golden: 16; John M. O'Brien: 37; and Janet L. Robinson: 17.

Performance Presentation

The following graphs show the annual cumulative total stockholder return for the five years ending December 31, 2000, on an assumed investment of $100 on December 31, 1995, in the Company, the Standard & Poor's S&P 500 Stock Index and an index of peer group communications companies. The peer group returns are weighted by market capitalization at the beginning of each year. The peer group is comprised of the common stocks of the Company and the following other communications companies: Dow Jones & Company, Inc., Gannett Co., Inc., Knight Ridder, Inc., Media General, Inc., The McClatchy Company, Tribune Company and The Washington Post Company. Since last year's proxy statement, (a) The Times Mirror Company ceased to be a separate component of the peer group due to its acquisition by Tribune Company and (b) the Company has decided to replace The Times Mirror Company with The McClatchy Company, which has recently become an appropriate addition to the Company's line-of-business index. The performance of the peer group is displayed below both with and without The McClatchy Company for comparative purposes as required by SEC Reg. S-K Item 402(l)(4). Only one chart, including The McClatchy Company, will be provided in the future. Stockholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, assuming monthly reinvestment of dividends and (ii) the difference between the issuer's share price at the end and the beginning of the measurement period by (b) the share price at the beginning of the measurement period. As a result, stockholder return includes both dividends and stock appreciation.

20


        Stock Performance Comparison Between S&P 500, The New York Times
               Company's Class A Stock and Peer Group Common Stock

                     Stock Performance Comparison Including
                    The McClatchy Company In The Peer Group

 [The following information was represented as a mountain graph in the original text.]

                  NYT        Peer Group       S&P 500
12/31/95         $ 100          $ 100         $ 100
12/31/96         $ 131          $ 120         $ 123
12/31/97         $ 230          $ 190         $ 164
12/31/98         $ 244          $ 203         $ 211
12/31/99         $ 350          $ 268         $ 255
12/31/00         $ 289          $ 225         $ 232

                     Stock Performance Comparison Excluding
                    The McClatchy Company From The Peer Group

 [The following information was represented as a mountain graph in the original text.]

                  NYT        Peer Group       S&P 500
12/31/95         $ 100          $ 100         $ 100
12/31/96         $ 131          $ 119         $ 123
12/31/97         $ 230          $ 191         $ 164
12/31/98         $ 244          $ 203         $ 211
12/31/99         $ 350          $ 269         $ 255
12/31/00         $ 289          $ 225         $ 232

--------------------------------------------------------------------------------
Compensation Committee Report
--------------------------------------------------------------------------------

To the Stockholders of The New York Times Company:

Compensation Policies and Purposes

In order to effectively serve the interests of the Company and its stockholders, compensation for the Company's executive officers, including the Chairman and the Chief Executive Officer, is designed to create incentives for high levels of individual and Company performance and to reward such performance. "At risk" compensation focuses on the Company's financial targets, its performance relative to peer companies and the performance of its Class A stock; it is designed to align the interests of executives with those of stockholders. Annual bonuses are paid only if financial targets are achieved. Long-term bonuses are paid only if performance targets relative to certain peer companies are met. Both sets of targets are set by the Committee in advance and in conjunction with its review of the Company's strategic and operating plans. The Committee grants stock options as part of executive compensation because it views stock options as a means of motivating superior performance and directly linking the interests of executives with those of stockholders. Stock options produce value for executives only if the Company's stock price increases over the option price, which is set at the market price on the date of grant.

Compensation Structure

In 1999, the Committee structured 2000 compensation for executive officers to consist of salary, an annual bonus potential, stock options and restricted stock. It also set potential long-term performance awards for the three-year period 2000-2002 for most executive officers, including Arthur Sulzberger, Jr. and Russell T. Lewis. A substantial portion of total potential cash compensation for executive officers depended on annual bonus potentials and thus was tied to Company performance. The more responsible the executive officer's position, the greater the portion of this "at risk" compensation.

Committee Procedures

The Committee consists solely of outside, non-employee directors of the Company.

Prior to the Committee's determination of 2000 salaries and annual bonus potentials for the Company's executive officers, management reported to the Committee on its review of survey data assembled and analyzed by outside compensation consultants. Management analyzed total actual annual cash compensation and long-term awards for comparable executive positions at United States companies with revenues comparable to the Company. Management also reviewed similar data from media companies, including those companies in the peer group described under "Performance Presentation" in this proxy statement. The companies surveyed had annual revenues ranging from approximately $1.4 billion to $18.3 billion, with an average of $5.9 billion and a median of $3.4 billion. The consultants' analyses took into account the effect of revenue size on the compensation practices of individual companies. The data was used to set target annual cash compensation for executive officers slightly above the mid-range of companies surveyed and to allocate a significant portion of such compensation to performance-based annual bonus potentials.

Salaries

Salaries for executive officers are generally reviewed annually and were set for 2000 in late 1999. Salary increases, including increases for the named executive officers, were based on a review of the competitive data described above. The 2000 salaries for the Company's executive officers were generally within the mid-range of practices for companies surveyed, taking into account the Company's revenue size. In setting compensation for individual executive officers, the Committee considered individual performance and responsibilities, the performance of the executive's operating unit, where applicable, and the performance of the Company as a whole. The Committee believes these salaries are appropriate in light of salaries paid for comparable positions at other companies and the individual performance and responsibilities of the executives.

Prior to setting salaries for Mr. Sulzberger, Jr. and Mr. Lewis, the Committee reviewed data assembled by outside compensation consultants concerning the compensation for similar positions at other companies of comparable size. Their base salaries were set at $870,000, an amount which is slightly above the median for base salaries for their comparable positions at other companies.

Annual Bonuses

Annual bonus potentials for 2000 were set for executive officers in late 1999 as percentages of salaries. The more responsible the executive officer's position, the higher the percentage. The amounts actually paid depended principally on the level of achievement of performance against financial targets which were set by the Committee at the same time in 1999 and, to a lesser extent, on an individual's performance and contribution to other operating unit and corporate goals. These targets were largely based on operating earnings of the Company or of the person's operating unit and were generally exceeded for 2000.

The 2000 and 1999 earnings per share targets, which were used to determine annual bonuses for Mr. Sulzberger, Jr. and

22


Mr. Lewis, were substantially exceeded. As a result, bonus payouts were made at the maximum amounts permitted under the plan for those years. In 1998 the earnings per share targets set for their annual bonuses were exceeded slightly, resulting in bonus payouts in amounts less than the maximum amounts permitted for that year. Annual bonuses for 2000 represented approximately 60% of each of their annual cash compensation for 2000.

Long-Term Compensation

The number of stock options granted to each executive officer in 2000 depended on the degree of responsibility of the executive officer's position. The number was based on a review of survey data supplied by outside compensation consultants of stock option grants and other long-term compensation paid to executives at comparable salary and responsibility levels at other companies surveyed to analyze salary and annual bonus compensation. In granting options, the Company's goals are to attract, retain and motivate the highest caliber of executives by offering a competitive combination of annual and long-term compensation and to link a significant portion of executives' total compensation to the interests of stockholders. To implement these goals, the Company's grants were generally made slightly above the mid-range for option grants made by media companies in the survey. All stock options have an exercise price equal to the average of the highest and lowest market price of the Class A stock reported on the date of grant. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long-term value for stockholders, the Committee provided that these stock options become exercisable in equal portions over a four-year period. In making option grants in 2000, the Committee did not consider the number of options previously granted that remain outstanding.

Long-term performance award potentials for the three-year period 2000-2002 were set in late 1999 and those for 2001-2003 were set in late 2000. Amounts actually paid will generally depend on the total return to Class A stockholders relative to the total return to stockholders of the companies that make up the "peer group" described under "Performance Presentation." The amount of the potential award increases with an increase in the scope of the executive's responsibility. These amounts were set based on a review of the survey data described in the preceding paragraph. The amounts of the potential awards were designed to set total long-term compensation slightly above the mid-range of total long-term compensation in the survey. Long-term performance awards for the three-year cycle ended December 2000, the potentials for which were set in 1998, were paid in February 2001.

Tax

The Internal Revenue Code has set certain limitations on the deductibility of compensation paid to a public company's five most highly compensated executive officers. In 2000, stockholders of the Company approved amendments to the Company's 1991 Executive Cash Bonus Plan and 1991 Executive Stock Incentive Plan (the "NYT Plans") to ensure that compensation paid by the Company to executive officers pursuant to these plans would continue to be deductible by the Company for federal income tax purposes. All compensation paid to the Company's executive officers in 2000 was deductible by the Company in accordance with such provisions of the Internal Revenue Code.

Compensation of the Chairman and Compensation of President and Chief Executive Officer

The Committee based 2000 compensation for Mr. Sulzberger, Jr. and Mr. Lewis on several different factors and criteria. The Committee believes that it structured Mr. Sulzberger, Jr.'s and Mr. Lewis's 2000 compensation package to include a significant amount of "at risk" compensation that provides incentives tying the amount of their compensation to the Company's performance. Stock options produce value in direct proportion to the value realized by all stockholders from price appreciation; annual bonuses are based on the achievement of specified financial performance targets; restricted stock rewards performance and retains executive talent; and long-term bonuses are based upon the relative performance of the Company's stock and the stock of the companies described under "Performance Presentation." Thus, 2000 compensation was based to a large degree on three types of performance measures, which taken together, closely link Company performance and Messrs. Sulzberger, Jr.'s and Lewis's compensation. Other important factors the Committee considered in the determination of compensation for Mr. Sulzberger, Jr. and Mr. Lewis include their roles in focusing and refining the Company's long-term strategies for The New York Times and New York Times Digital and in instituting strong management succession and development programs.

      Richard L. Gelb, Chairman
      John F. Akers
      Brenda C. Barnes
      Robert A. Lawrence
      David E. Liddle

--------------------------------------------------------------------------------
Audit Committee Report
--------------------------------------------------------------------------------

To the Stockholders of The New York Times Company:

Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. Our Audit Committee has adopted a charter, a copy of which is included in this proxy statement as Appendix II.

Our Audit Committee is comprised of four directors, who are not officers of the Company. They are all considered "independent" under the listing standards of the New York Stock Exchange.

Under our Audit Committee's charter, management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Company's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. Our Audit Committee is responsible for monitoring, on behalf of our Board of Directors, (i) the Company's financial reporting process, (ii) the Company's internal controls and (iii) the independence and performance of the Company's auditors.

In this context, during 2000 the Committee met three times and held discussions with management and Deloitte & Touche LLP. The Committee's Chairman, as representative of the Committee, also discussed the Company's interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer or Controller and Deloitte & Touche LLP prior to public release.

Management has represented to the Committee that the Company's annual consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the annual consolidated financial statements with management and Deloitte & Touche LLP. The Committee has discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements.

In addition, the Committee has discussed with Deloitte & Touche LLP, their independence from the Company and its management, including (i) the matters in the written disclosures and letter required by the Independence Standards Board Standard No. 1 and provided to the Committee by Deloitte & Touche LLP (Independence Discussions with Audit Committees) and (ii) the written confirmations from Company management with respect to information technology consulting services relating to financial information systems design and implementation services provided by Deloitte & Touche LLP. The Committee has considered whether the provision of information technology consulting services relating to financial information systems design and implementation and other non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditors independence and has discussed with Deloitte & Touche LLP their independence as auditors.

The Committee has discussed with the Company's internal auditors and Deloitte & Touche LLP the overall scope and plans for their respective audits. The Committee meets with the internal auditors and Deloitte & Touche LLP, with and without management present, to discuss the results of their respective audits, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the SEC. The Committee and the Board also have recommended, subject to shareholder approval, the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 30, 2001.

      Ellen R. Marram, Chairman
      Raul E. Cesan
      David E. Liddle
      Charles H. Price II

24


--------------------------------------------------------------------------------
Proposal Number 2--
Adoption of a New Employee Stock Purchase Plan
--------------------------------------------------------------------------------

Purpose of Proposal

We are proposing the adoption of a new Employee Stock Purchase Plan (the "New Plan"), which would replace the existing Employee Stock Purchase Plan (the "Existing Plan") if approved. The New Plan is substantially the same as the Existing Plan, except as described below. The Board of Directors, acting on the recommendation of management, has approved the adoption of the New Plan described in this Proposal 2 subject to shareholder approval.

The New Plan will authorize 10,000,000 shares of Class A stock that may be sold under it. Our Board of Directors believes the number of shares reserved under the New Plan should be sufficient for several offerings and make unlikely the need to request additional shares in the near future.

New Plan Summary

The following is a brief description of the material features of the New Plan. This description is qualified in its entirety by reference to the full text of the New Plan annexed hereto as Appendix I.

The New Plan is substantially similar to the Existing Plan, which was adopted by stockholders at their Annual Meeting in April 1969. The New Plan authorizes our Board of Directors from time to time to make offerings of Class A stock for sale to eligible employees of the Company and designated affiliated companies at not less than 85% of the market price of such stock on the date of the offering or 85% of the market price of such stock on the last day of the purchase period, whichever is lower. All individuals with a regularly scheduled work week of 20 hours or more who are employees of the Company or its designated affiliated companies on specified dates prior to the year payroll deductions begin for the offering in question, including officers and employee directors (except for any employee owning 5% or more of the total combined voting power or value of all classes of the stock of the Company), are eligible to participate in the New Plan. Certain other employees may participate in the New Plan if they work an average of at least 20 hours a week during specified periods.

The purpose of the New Plan is to provide an opportunity by which all eligible employees may purchase shares of Class A stock through voluntary, systematic payroll deductions. By this means such employees are provided with an opportunity to acquire an interest in our economic progress and a further incentive to promote our best interests.

Payment for shares is made through payroll deduction in a uniform relationship to the eligible compensation received by each employee over the period of time in which such compensation is paid, which cannot exceed 27 months (the "Payroll Deduction Period"). For the current offering under the Existing Plan, the Payroll Deduction Period is from December 1, 2000 through November 30, 2001. Interest on amounts so deducted is credited toward the purchase price of the shares. An employee may withdraw from the New Plan within a designated time prior to the last day of the Payroll Deduction Period and receive a full refund of accumulated contributions, with interest. If no such withdrawal is made, an employee is deemed to have exercised an option to purchase shares on the last day of the Payroll Deduction Period. The New Plan contemplates that all moneys withheld from employees will be under the control of the Company and can be used for general corporate purposes. In the event of termination of a participant's employment by retirement, death or disposition by the Company of its affiliate employing such participant, such person or his estate will be offered an opportunity to purchase as many full shares as may be equal to the amounts deducted from his compensation (plus interest) divided by the initial offering price. The maximum number of shares that may be purchased by an individual employee under the New Plan is a number equal to $25,000 divided by the fair market value of the Class A stock on the date of the offering.

Amendments

Our Board of Directors may amend or discontinue the New Plan at any time, provided that, if required by applicable law or stock exchange rule, any such amendment shall be subject to shareholder approval. Unless otherwise required by such law or rule, the affirmative vote of a majority of the votes cast on such matter by the holders of the Class A and Class B stock, voting together as a single class, shall be required for such approval. Under the Existing Plan, our Board of Directors may amend or discontinue the plan at any time, provided that no such amendment may increase the maximum number of shares that may be offered, decrease the minimum price or change the class of employees eligible to participate under the Existing Plan without the approval of a majority of the shares of the Company then issued and outstanding and entitled to vote thereon.

New Benefits

In September 2000 the Board authorized a 2001 offering under the Existing Plan at 85% of the average market price on September 29, 2000 ($33.87 per share, 85% of $39.84), or 85% of the average market price on November 30, 2001, whichever is lower. On February 16, 2001, the last reported sale price of the Class A stock on the New York Stock Exchange was $43.55.

About 51% of the approximately 14,125 eligible full-time and part-time employees subscribed to the 2001 Offering.

The following table shows the shares purchased in 2000 under the Existing Plan by the executive officers named in the Summary Compensation Table, all executive officers as a group and all participating employees as a group. It is not practicable to determine the new benefits for these individuals under the New Plan.

Name and Position                                                                Dollar Value ($)(1)               Number of Shares
-----------------------------------------------------------------------------------------------------------------------------------
Arthur Sulzberger, Jr...........................................................   $    2,495.28                                562
  Chairman and Publisher of The New York Times
Russell T. Lewis................................................................        2,868.24                                646
  President and Chief Executive Officer
Michael Golden..................................................................        2,868.24                                646
  Vice Chairman and Senior Vice President
John M. O'Brien.................................................................        2,868.24                                646
  Senior Vice President and Chief Financial Officer
Janet L. Robinson...............................................................        2,868.24                                646
  Senior Vice President, Newspaper Operations, and
  President and General Manager of The New York Times
Executive officers as a group (13 persons)......................................       34,854.00                              7,850
All other participating employees of the Company as a group (6,176 persons).....    5,006,086.60                          1,127,497

----------
(1) The dollar value is computed by multiplying the aggregate number of shares purchased by the difference between the purchase price and the average market price of the Class A stock on the date the option to purchase was deemed exercised. This computation does not necessarily mean that the shares so acquired have actually been sold or that, if they are sold in the future, these amounts will reflect the actual amounts realized on such sales.

Federal Income Tax Consequences of Participation in the New Plan

An employee will not realize taxable income upon the grant of a right to purchase shares or upon the purchase of shares pursuant to the terms of the New Plan even though the price paid for the shares is less than their fair market value at the time of purchase. If an employee disposes of shares acquired under the New Plan, the amount of ordinary income, capital gain or capital loss realized will depend on the holding period of the shares.

If the employee disposes of shares one year or more after the shares were purchased, the employees will realize ordinary income in the year of disposition equal to the lesser of (i) 15% of the market value of the shares on the date of grant or (ii) the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price. Any additional gain from the sale will be long-term capital gain.

If the shares are disposed of less than one year after the shares were purchased (a "Disqualifying Disposition"), the employee will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price. This excess is taxed as ordinary income even if the shares are sold at a loss. In addition, the employees will recognize short-term capital gain or loss measured by the difference between (i) the sale price and (ii) the purchase price plus the amount of ordinary income recognized.

The Company generally is not entitled to an income tax deduction when an employee exercises an option to purchase a share under the New Plan or upon the subsequent disposition of any such share. If the disposition is a Disqualifying Disposition, however, the Company will be entitled to an income tax deduction in the year of such disposition in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

Recommendation and Vote Required

The Board of Directors recommends a vote FOR the following resolution which will be presented to the Annual Meeting:

      RESOLVED, that adoption of the Employee Stock Purchase Plan described in Proposal 2 in The New York Times Company's 2001 Proxy Statement, be, and the same hereby is, ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the outstanding shares of Class A and Class B stock cast at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have no effect on the proposal.

26


--------------------------------------------------------------------------------
Proposal Number 3--
Selection of Auditors
--------------------------------------------------------------------------------

We have an Audit Committee of the Board of Directors, whose members are appointed annually by the Board. The Audit Committee currently consists of Ellen
R. Marram, Chairman, Raul E. Cesan, David E. Liddle and Charles H. Price II, none of whom is an employee of the Company.

The Audit Committee has selected the firm of Deloitte & Touche LLP, independent auditors, as our auditors for the fiscal year ending December 30, 2001, subject to ratification of such selection by our Class A and Class B stockholders voting together as one class. Deloitte & Touche LLP has audited our financial statements for many years.

We have been informed by Deloitte & Touche LLP that their firm has no direct financial interest nor any material indirect financial interest in us or any of our affiliated companies. Deloitte & Touche LLP has not had any connection during the past five years with us or any of our affiliated companies in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he decides to do so. The representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $1,316,000.

Financial Information Systems Design and Implementation Fees

Deloitte & Touche LLP rendered no professional services to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2000, were $3,101,000. These fees were principally for tax consulting services and professional services rendered for the audit of New York Times Digital's financial statements in connection with a registration statement (now withdrawn) for a proposed tracking stock offering.

Recommendation and Vote Required

The Board of Directors recommends a vote FOR the following resolution which will be presented to the meeting:

      RESOLVED, that the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, independent auditors, as auditors of The New York Times Company for the fiscal year ending December 30, 2001, is hereby ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the shares of Class A and Class B stock represented at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

--------------------------------------------------------------------------------
Other Matters
--------------------------------------------------------------------------------

Submission Of Stockholder Proposals For 2002

Stockholders who intend to present proposals at the 2002 Annual Meeting under SEC Rule 14a-8 must insure that such proposals are received by the Secretary of the Company not later than November 6, 2001. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2002 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4(c), such proposal must be received prior to January 20, 2002.

By order of the Board of Directors


/s/ SOLOMON B. WATSON IV

SOLOMON B. WATSON IV
Senior Vice President, General Counsel and Secretary
New York, NY
March 6, 2001

                                                                      Appendix I

                       THE NEW YORK TIMES COMPANY EMPLOYEE
                               STOCK PURCHASE PLAN

SECTION 1. Purpose.

            The Employee Stock Purchase Plan (the "Plan") of The New York Times Company ("The Times") is designed to provide an opportunity for the employees of The Times and its designated subsidiaries to purchase shares of the Class A Common Stock (the "Stock") of The Times through voluntary systematic payroll deductions. It is the purpose and policy of the Plan to provide employees with an opportunity to acquire an additional interest in the economic progress of The Times and a further incentive to promote its best interests.

SECTION 2. Offerings Under the Plan.

            From time to time within the limits of the Plan, shares of the Stock will be made available for purchase only by employees of The Times through offers of the Stock made on behalf of The Times by its Board of Directors (the "Board"). The Board shall designate the subsidiaries of The Times whose employees may participate in an offering under the Plan and shall within the limits of the Plan fix the terms and conditions of each offering, provided that any such subsidiary qualifies as a "subsidiary corporation" as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Except as provided in Section 3 of the Plan, all employees participating in an offering shall have the same rights and privileges to purchase Stock under the Plan.

SECTION 3. Employees Eligible and Participation by Such Employees.

            All regular, full-time employees of The Times and of such subsidiaries as may be designated by the Board shall be eligible to participate in the Plan, except that the Board in its discretion may exclude, on a uniform basis, from any offering or offerings: (a) employees who at the time of an offering have been employed less than two (2) years, (b) employees whose customary employment is twenty (20) hours or less per week, (c) employees whose customary employment is for not more than five (5) months in any calendar year, and (d) highly compensated employees as defined in the Code. The number of shares that may be purchased by an employee under any one offering shall bear a uniform relationship to the basic compensation of such employee over a period of time in which such compensation is paid (the "Purchase Period"). However, an employee owning or who would own directly or indirectly more than five percent (5%) of the total combined voting power or value of all classes of stock of The Times, its parent or any subsidiary corporation immediately after any offering under the Plan in which he participates or in which he is otherwise eligible to participate, will not be eligible to participate in the Plan or any offering made thereunder. No employee shall he granted the right to purchase shares of the Stock which would permit his total rights to purchase Stock, under all employee stock purchase plans of The Times, to accrue at a rate which exceeds $25,000 of the fair market value of such Stock, determined at the time such rights are granted, for each calendar year during which rights to purchase such Stock are outstanding at any time.

SECTION 4. Shares Subject to the Plan.

            The shares which may be offered under the Plan may be treasury Stock, unissued Stock, or The Times may go into the market and purchase Stock for sale. The number of shares of Stock to be sold under the Plan shall not exceed 10,000,000 shares, except as such number may be adjusted pursuant to
Section 9. All shares offered under the Plan and for any reason not purchased as well as all shares not previously offered will be available for subsequent offerings.

SECTION 5. Price.

            The price at which shares may from time to time be offered shall be fixed by the Board, but shall not be less than the lower of (a) 85% of the fair market value of the Stock on the date of offering (the "Offering Price"), or (b) 85% of the fair market value of the Stock on the last day of the Purchase Period, except as provided in Section 6.

SECTION 6. Payroll Deductions, Interest and Right of Cancellation.

            Shares purchased under the Plan will be paid for by payroll deductions during the Purchase Period, which shall not exceed 27 months, without the right of prepayment. The Board will fix the rate of interest, if any, that will accrue on the amounts deducted. Each participant will have the right to cancel his election to purchase shares under the Plan within a designated time prior to the last day of the Purchase Period and in such case payroll deductions, plus any interest thereon, will be returned to him. The Board will also make provision with respect to the rights of participants in the event of retirement, death, termination of employment, temporary layoff, or authorized leave of absence, including without limitation a provision that a participant whose employment has terminated through death or retirement or otherwise may purchase Stock within three (3) months thereafter at the Offering Price.

SECTION 7. Issue of Shares.

            No shares purchased under the Plan will be issued except at the end of the Purchase Period and only upon such issuance will participants have, with respect to such shares, any of the rights of a stockholder, except as otherwise provided in Section 6.

SECTION 8. Assignability.

            The rights of a participant will not be transferable by him other than by will or the laws of descent and distribution, and will be exercisable during his lifetime only by him.

SECTION 9. Effects of Changes in Shares.

            If at any time The Times shall take any action, whether by stock dividend, stock split, combination of shares, or otherwise, which results in a proportionate increase or decrease in the number of shares of Stock theretofore issued and outstanding, the number of shares covered under the Plan shall be increased or decreased proportionately, and the price in Section 5 adjusted proportionately, and such other adjustment shall be made as may be equitable by the Board or the Committee.

SECTION 10. Administration of the Plan.

            The Plan shall be administered by the Board or a Committee appointed by the Board of three or more of its members (the "Committee"). The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may from time to time confer upon it. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all employees participating in the Plan and any person claiming or under or through any such employee.

SECTION 11. Amendment or Discontinuance.

            The Board may amend or discontinue the Plan at any time. If required by applicable law or stock exchange rule, any such amendment shall be subject to stockholder approval. Unless otherwise required by such law or rule, the affirmative vote of a majority of the votes cast on such matter by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, shall be required for such approval.

SECTION 12. Approval by Stockholders.

            This Plan must be approved by the affirmative vote of a majority of the votes cast on such matter by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class.

                                                                     Appendix II

                             AUDIT COMMITTEE CHARTER

I.    PURPOSE AND AUTHORITY

The Audit Committee is appointed by the Board to assist the Board in monitoring
(i) the integrity of the Company's financial reporting process, (ii) the Company's internal controls and (iii) the independence and performance of the Company's auditors.

II.   COMPOSITION OF COMMITTEE

The Audit Committee shall have at least the number of members required by the New York Stock Exchange. Each member of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Company in consultation with the Nominating Committee.

III   RESPONSIBILITIES AND POWERS

The Audit Committee shall:

1. Submit this charter to the Board for approval; review and reassess the adequacy of this charter annually.

2. Review with management and the independent auditor the annual audited financial statements, including major issues regarding accounting principles and practices, and the adequacy of internal controls that could significantly affect the Company's financial statements; inquire as to such financial statements' completeness, accuracy and conformity with generally accepted accounting principles.

3. Review an analysis prepared by management and the independent auditor of the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with the independent auditor, internal auditors and management, major changes to the Company's accounting principles and practices resulting from rules promulgated by the Securities and Exchange Commission or the Financial Accounting Standards Board.

5. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

6.    Review the fees to be paid to the independent auditor.

7. Receive periodic reports from the independent auditor and management regarding the auditor's independence, discuss such reports with the auditor and management and, if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditor. Such reports shall include a statement as to the amount of the fees billed for each of the following categories of services rendered by the auditor: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the auditor for the most recent fiscal year in the aggregate and by each service. The Audit Committee shall, if applicable, consider whether the independent auditor's provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the auditor.

8. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

9. Provide oversight to the internal audit function, including review of the organization, plans and results of such activity.

10. Meet at least annually with the senior internal audit executive and the independent auditor in separate executive sessions.

11. Meet with the independent auditor (a) prior to the commencement of the audit to review the planning and scope of the audit and (b) after the completion of the audit to review the results of the audit.

12. Discuss with the independent auditor the matters required to be discussed by: (a) Statement on Auditing Standards No. 61, as it may be amended, relating to the conduct of the audit, and (b) Statement on Auditing Standards No. 71, as it may be amended, relating to the conduct of a review of interim financial information.

13. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

15. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

16.   Make regular reports to the Board of Directors.

17. Take such other actions deemed appropriate by the members of the Committee to carry out the purpose set forth in Article I.

The Audit Committee shall have the authority to retain special accounting, legal, or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall keep minutes of all of its meetings.

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Business Conduct Policy.

[LOGO OF The New York Times Company]

        229 West 43rd Street
          New York, NY 10036

            tel 212-556-1234

                           THE NEW YORK TIMES COMPANY                    CLASS A
             Proxy Solicited on Behalf of the Board of Directors of
[LOGO]          the Company for Annual Meeting on April 17, 2001

P     The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr.,
R     Solomon B. Watson IV, and Rhonda L. Brauer, and each of them, as proxies
O     with full power of substitution in each, to represent the undersigned at
X     the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be
Y held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 17, 2001, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

Election of Class A Directors. Nominees:                                            Change of Address
01. Raul E. Cesan          02. Robert A. Lawrence    03. Charles H. Price II  ___________________________
04. Henry B. Schacht       05. Donald M. Stewart                              ___________________________
                                                                              ___________________________
                                                                              ___________________________
                                                                              (If you have written in the
                                                                              above space, please mark
                                                                              the corresponding box on
                                                                              the reverse side of this
                                                                              card)

You are encouraged to specify your choices by marking the appropriate boxes-SEE REVERSE SIDE-but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
 ................................................................................
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           The New York Times Company

                         Annual Meeting of Stockholders

                                 April 17, 2001
                                   10:00 A.M.
                             New Amsterdam Theatre
                              214 West 42nd Street
                            New York, New York 10036

                                                                            0473
|X| Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of Class A directors and FOR proposals 2 and 3.

----------------------------------------------------------------------------------------------------------------------------------
                               The Board of Directors recommends a vote FOR proposals 1, 2 and 3
----------------------------------------------------------------------------------------------------------------------------------

                      FOR  WITHHELD                             FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
1. Election of        |_|    |_|     2. Adoption of a new       |_|    |_|      |_|    3. Ratification of    |_|    |_|      |_|
   Class A Directors                    Employee Stock                                    Deloitte & Touche
   (see reverse)                        Purchase Plan                                     LLP as auditors

For, except vote withheld from the following nominee(s)

-------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                        This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 17, 2001.

                                        Your signature on the proxy is your
                                        acknowledgment of receipt of the Notice
                                        of Meeting and Proxy Statement, both
                                        dated March 6, 2001. The signer hereby
                                        revokes all proxies heretofore given by
                                        the signer to vote at said meeting or at any adjournment thereof.

                                        Change of address on Reverse Side    |_|


SIGNATURE(S)_____________________________________ DATE _________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
 ................................................................................
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           The New York Times Company

Dear Stockholder:

The New York Times Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1.    To vote over the Internet:
      o Log on to the Internet and go to the web site http://www.eproxyvote.com/net

2.    To vote by telephone:
      o On a touch-tone telephone, call 1-800-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.

                  Your vote is important. Thank you for voting.

                           THE NEW YORK TIMES COMPANY                    CLASS B
             Proxy Solicited on Behalf of the Board of Directors of
[LOGO]          the Company for Annual Meeting on April 17, 2001

P     The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr.,
R     Solomon B. Watson IV, and Rhonda L. Brauer, and each of them, as proxies
O     with full power of substitution in each, to represent the undersigned at
X     the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be
Y held at 10:00 A.M., local time, at the New Amsterdam Theatre, 214 West 42nd Street, New York, New York 10036, on Tuesday, April 17, 2001, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

Election of Class B Directors. Nominees:                                                Change of Address

01. John F. Akers          02. Brenda C. Barnes        03. Jacqueline H. Dryfoos   ___________________________
04. Michael Golden         05. Russell T. Lewis        06. David E. Liddle         ___________________________
07. Ellen R. Marram        08. Arthur Ochs Sulzberger                              ___________________________
09. Arthur Sulzberger, Jr.                                                         ___________________________

                                                                                   (If you have written in the
                                                                                   above space, please mark
                                                                                   the corresponding box on
                                                                                   the reverse side of this
                                                                                   card)

You are encouraged to specify your choices by marking the appropriate boxes-SEE REVERSE SIDE-but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
 ................................................................................
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           The New York Times Company

                         Annual Meeting of Stockholders

                                 April 17, 2001
                                   10:00 A.M.
                             New Amsterdam Theatre
                              214 West 42nd Street
                            New York, New York 10036

                                                                            2553
|X| Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of Class B directors and FOR proposals 2 and 3.

----------------------------------------------------------------------------------------------------------------------------------
                             The Board of Directors recommends a vote FOR proposals 1, 2 and 3
----------------------------------------------------------------------------------------------------------------------------------

                      FOR  WITHHELD                             FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
1. Election of        |_|    |_|     2. Adoption of a new       |_|    |_|      |_|    3. Ratification of    |_|  |_|      |_|
   Class B Directors                    Employee Stock                                    Deloitte & Touche
   (see reverse)                        Purchase Plan                                     LLP as auditors

For, except vote withheld from the following nominee(s)

--------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                        This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 17, 2001.

                                        Your signature on the proxy is your
                                        acknowledgment of receipt of the Notice
                                        of Meeting and Proxy Statement, both
                                        dated March 6, 2001. The signer hereby
                                        revokes all proxies heretofore given by
                                        the signer to vote at said meeting or at any adjournment thereof.

                                        Change of address on Reverse Side    |_|


SIGNATURE(S)_____________________________________ DATE _________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
 ................................................................................
   ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^

                           The New York Times Company

Dear Stockholder:

The New York Times Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1.    To vote over the Internet:
      o Log on to the Internet and go to the web site http://www.eproxyvote.com/net1

2.    To vote by telephone:
      o On a touch-tone telephone, call 1-800-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.

                  Your vote is important. Thank you for voting.

Please return this card only
                        ---
if you plan to attend.                      |_| I plan to attend the meeting.*
---------------------

The New York Times Company
Annual Meeting of Stockholders              Please type or print clearly.
10:00 A.M., Tuesday, April 17, 2001

New Amsterdam Theatre
214 West 42nd Street                        _________________________________
New York, New York 10036                    Name of Stockholder

[LOGO]                                      _________________________________
                                            Street Address

                                            _________________________________
                                            City           State   Zip

                                            *To faciliate counting,
                                            please vote even if you
                                            are planning to attend.
                                            You can always revoke
                                            it at the meeting if
                                            you wish.

SECRETARY'S OFFICE

                                                                   -------------
                                                                    NO POSTAGE
                                                                     NECESSARY
                                                                     IF MAILED
                                                                      IN THE
                                                                   UNITED STATES
                                                                   -------------

--------------------------------------------
BUSINESS REPLY MAIL
FIRST CLASS MAIL  PERMIT NO 289  NEW YORK NY
--------------------------------------------
POSTAGE WILL BE PAID BY ADDRESSEE

            THE NEW YORK TIMES COMPANY
            229 WEST 43RD STREET
            NEW YORK NY 10109-0135